UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2014 (September 19, 2014)

Protective Life Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11339	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 268-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.

On August 25, 2014, Protective Life Corporation, a Delaware corporation (“Protective” or the “Company”), issued its Definitive Proxy Statement, which was amended on August 27, 2014 (the “Proxy”), regarding a proposal that the Company’s stockholders vote to adopt the Agreement and Plan of Merger, dated as of June 3, 2014 (the “Merger Agreement”) among the Company, The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan (“Dai-ichi”), and DL Investment (Delaware), Inc., a Delaware corporation and wholly-owned subsidiary of Dai-ichi, pursuant to which DL Investment (Delaware), Inc. will merge into and with the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Dai-ichi.  Among other things, the Proxy contained: (i) information in the “Background of the Merger” section as to (a) discussions between representatives of Dai-ichi and John D. Johns, the Chairman of the Board and Chief Executive Officer of the Company, (b) a debt offering contemplated by the Company, (c) the Board’s discussions with regard to Dai-ichi’s revised non-binding proposal received by the Company on March 26, 2014, (d) the Company’s engagement of Morgan Stanley & Co. LLC (“Morgan Stanley”) as its financial advisor, and (e) the Company’s retainer of Milliman, Inc. to act as the Company’s actuarial advisor; (ii) information in the “Opinion of Morgan Stanley & Co. LLC” section as to (a) a comparable company analysis performed by Morgan Stanley, and (b) a precedent transaction analysis performed by Morgan Stanley; (iii) information in the “Financial Projections” section as to (a) “New Business Projections” prepared by management, and (b) the embedded value model (the “EV Model”) prepared by management; and (iv) information in the “Litigation Related to the Merger” section as to putative class action lawsuits filed in the Circuit Court of Jefferson County, Alabama and the Chancery Court of the State of Delaware challenging the Merger.

Except as otherwise set forth below, the information in the Proxy remains unchanged and is incorporated by reference as relevant in this Form 8-K.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Proxy.

This filing supplements those disclosures with the following related information:

Background of the Merger

At the conclusion of the meeting that occurred on January 14, 2014 between certain Dai-ichi executives and executives of the Company in Birmingham, Alabama, a representative of Dai-ichi expressed to Mr. Johns that, in the event of an acquisition, Dai-ichi would seek to retain the Company’s key executive officers, including Mr. Johns.

With respect to the contemplated debt offering that the Company decided to postpone on March 6, 2014, the proposed uses of the proceeds of that offering were to reduce outstanding indebtedness under the Company’s existing revolving credit facility, with the remainder of the net proceeds, if any, for other general corporate purposes.

After receipt of the March 26, 2014 non-binding proposal from Dai-ichi, the Board discussed the fact that Mr. Johns had potential interests in the Merger that are in addition to his interests as a Protective stockholder and determined that the interests of Mr. Johns are substantially aligned with those of the Company’s stockholders.  The Board also discussed whether to form a committee of the Board to facilitate negotiations with Dai-ichi regarding the terms of a Merger, and determined that the entire Board should be involved in discussions regarding a potential Merger.

The Board discussed the fact that Morgan Stanley had, in the past, performed work for Dai-ichi with respect to a stock offering and a bond offering, which the Board concluded, based on the timing of that work and the fees received, was not material for purposes of the Board’s determination to retain Morgan Stanley as the Company’s financial advisor.  Those offerings occurred in 2010 and 2011, respectively, and the fees that Morgan Stanley earned from that work amounted to a small fraction of Morgan Stanley’s potential fee in connection with the proposed transaction.

The Board did not perceive there to be a conflict of interest between Milliman acting as the Company’s and Dai-ichi’s actuarial advisor because Milliman did not participate in, or advise the Company with regard to, negotiations over price or terms of the Merger Agreement.

Opinion of Morgan Stanley & Co. LLC

With respect to the comparable company analysis performed, Morgan Stanley reviewed and compared selected publicly traded U.S.-based life and annuity companies having a market capitalization of more than $2 billion and that have certain similar business and operating characteristics.  Morgan Stanley analyzed the ratio of stock price to estimated earnings per share, or EPS, which is referred to below as the P/E Ratio, for calendar year 2014.

The multiples observed by Morgan Stanley for the publicly traded companies reviewed were as follows:

Company	2014 P/E Ratio
Aflac Incorporated	9.8x
CNO Financial Group, Inc.	13.0x
Genworth Financial, Inc.	11.6x
Lincoln National Corporation	8.7x
MetLife, Inc.	9.0x
Primerica, Inc.	13.4x
Principal Financial Group, Inc.	11.4x
Prudential Financial, Inc.	8.7x
Reinsurance Group of America, Incorporated	10.1x
StanCorp Financial Group, Inc.	11.7x
Symetra Financial Corporation	11.0x
Torchmark Corporation	13.0x
Unum Group	9.6x

With respect to the precedent transactions analysis performed by Morgan Stanley, transactions were selected that had a value exceeding $1 billion, which were announced between December 2001 and March 2014 and involved life and annuity companies.  For each transaction selected, Morgan Stanley noted the (i) ratio of stock price to estimated EPS based on the price per share consideration paid in the transaction and the target company’s next twelve months estimated EPS, or Forward P/E Ratio, and (ii) P/BV Ratio, based on the price per share consideration paid in the transaction and the target company’s most recently reported book value prior to the announcement of the transaction.

For each of the transactions reviewed, the Forward P/E Ratio and P/BV Ratio observed were as follows:

Date Announced	Target	Acquiror	Forward P/E Ratio	P/BV Ratio
March 2014	Wilton Re Holdings Limited	Canada Pension Plan Investment Board	10.2x	1.31x
March 2010	American Life Insurance Company	MetLife, Inc.	9.9x	1.16x
July 2006	AmerUs Group Co.	Aviva PLC	13.7x	1.74x
October 2005	Jefferson-Pilot Corporation	Lincoln National Corporation	13.5x	2.24x
January 2005	Travelers Life & Annuity	MetLife, Inc.	11.0x	1.54x
September 2003	John Hancock Financial Services, Inc.	Manulife Financial Corporation	12.1x	1.67x
February 2003	Canada Life Financial Corporation	The Great-West Life Assurance Company	13.2x	1.90x
December 2001	Clarica Life Insurance Company	Sun Life Financial Services of Canada Inc.	17.7x	2.23x

Financial Projections

With respect to the projections (the “New Business Projections”) that management prepared for the after-tax statutory earnings estimated to be derived from certain currently marketed life and annuity products to be written during the ten-year period between December 31, 2013 and December 31, 2023 and provided to Dai-ichi as well as the Company’s financial advisor, the New Business Projections reflected assumptions of interest rates on corresponding assets that ranged from 2.75% to 6%.

With respect to the EV Model that management provided to Dai-ichi as well as the Company’s financial advisor, the EV Model used discount rates ranging from 8%-12%, which range was selected by management in consultation with the Company’s financial advisor, based upon their view of the current range of return expectations of investors in the life insurance sector.  The management initiatives reflected in the second version of the EV Model included the refinancing of certain indebtedness, the refinancing of certain excess reserves and other liability management efforts.

Litigation Related to the Merger

With respect to the putative class action lawsuit filed in the Circuit Court of Jefferson County, Alabama, captioned Edelman v. Protective Life Corporation, et al., Case No. 01-CV-2014-90247400, on September 5, 2014, the court held a hearing to address motions to dismiss the lawsuit filed on behalf of the Company, the members of the Company’s Board, and DL Investment (Delaware), Inc.  On September 19, 2014, the court granted those motions and dismissed the lawsuit in its entirety and with prejudice, pending a possible appeal by the plaintiff.

With respect to the three putative class action lawsuits filed in the Court of Chancery for the State of Delaware, captioned Martin v. Protective Life Corporation, et al., Civil Action No. 9794-CB, Leyendecker v. Protective Life Corporation, et al., Civil Action No. 9931-CB, and Hilburn v. Protective Life Corporation, et al., Civil Action No. 9937-CB, on August 1, 2014, the Delaware Court of Chancery granted an order of consolidation and appointment of co-lead counsel, consolidating the three lawsuits for all purposes under the caption In re Protective Life Corporation Stockholders Litigation, C.A. No. 9794-CB, and designating the Hilburn Complaint as the operative complaint (the “Delaware Action”).  On September 24, 2014, the Company, each of the members of the Company’s Board, Dai-ichi, and DL Investment (Delaware), Inc. entered into a Memorandum of Understanding (the “MOU”) with the plaintiffs in the Delaware Action, which sets forth the parties’ agreement in principle for a settlement of the Delaware Action.  As set forth in the MOU, the Company, the members of the Company’s Board, Dai-ichi, and DL Investment (Delaware), Inc. have agreed to the settlement solely to eliminate the burden, expense, distraction, and uncertainties inherent in further litigation, and without admitting any liability or wrongdoing.  The MOU contemplates that the parties will seek to enter into a stipulation of settlement providing for the certification of a mandatory non opt-out class, for settlement purposes only, that includes any and all record and beneficial owners of shares (excluding the members of the Company’s Board and their immediate family members, any entity in which any member of the Company’s Board has a controlling interest, and any successors in interest thereto) who held shares at any time during the period beginning on June 3, 2014, through the date of consummation or termination of the proposed merger, including any and all of their respective successors in interest, successors, predecessors in interest, representatives, trustees, executors, administrators, heirs, assigns, or transferees, immediate and remote, and any person or entity acting for or on behalf of, or claiming under, any of them, together with their predecessors, successors and assigns, and a global release of claims relating to the Merger as set forth in the MOU.  The claims in the Delaware Action will not be released until such stipulation of settlement is approved by the Court of Chancery of the State of Delaware.  There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve such settlement even if the parties were to enter into such stipulation.  The settlement will not affect the consideration to be received by the Company stockholders in connection with the Merger.

As part of the settlement, the Company agreed to make certain additional disclosures related to the Merger, which are set forth in this Form 8-K.  These additional disclosures should be read in conjunction with the disclosures contained in the Proxy, which in turn should be read in its entirety.  As contemplated by the MOU, the release to be contained in the stipulation is in consideration of the additional disclosures in this Form 8-K.  Nothing in this Form 8-K or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth in this Form 8-K.

Forward-looking Statements

Statements in this Current Report on Form 8-K and the exhibits furnished or filed herewith that relate to future results and events are forward-looking statements based on the Company’s current expectations.  Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  Risks, uncertainties and assumptions include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) the failure of Dai-ichi to obtain the necessary financing arrangements to consummate the transaction; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (5) the effect of the announcement of the proposed merger on the Company’s relationships with its distributors, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements.  In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made.  The Company anticipates that subsequent events and developments will cause its views to change.  However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.  Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10—K for the fiscal year ended December 31, 2013, which was filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2014, under the heading “Item 1A—Risk Factors and Cautionary Factors that May Affect Future Results,” and in subsequent reports on Forms 10—Q and 8—K filed with the SEC by the Company.

Additional Information and Where to Find It

In connection with the proposed merger transaction, the Company filed with the SEC on Schedule 14A and furnished to the Company’s stockholders a definitive proxy statement, dated as of August 25, 2014 and amended as of August 27, 2014, and other relevant documents.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER.  The Company’s stockholders may obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov.  In addition, the Company’s stockholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://investor.protective.com/ or by directing a request to: Protective Life Corporation 2801 Highway 280 South, Birmingham, AL 35223, Attn: Eva Robertson, (205) 268-3912, eva.robertson@protective.com.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger is set forth in the proxy statement and the other relevant documents filed with the SEC.  You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in the proxy statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTIVE LIFE CORPORATION

By:	/s/ Steven G. Walker

Name:	Steven G. Walker

Title:	Senior Vice President, Controller and Chief Accounting Officer

Dated:  September 25, 2014